UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2017

ATHENE HOLDING LTD.
(Exact name of registrant as specified in its charter)

	Bermuda	001-37963	98-0630022
	(State or other jurisdiction of	(Commission	(I.R.S. Employer
	incorporation or organization)	file number)	Identification Number)

96 Pitts Bay Road
Pembroke, HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 279-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events.

As previously disclosed in amendment no. 1 to the registration statement on Form S-1 (File Nos. 333-218163), filed by Athene Holding Ltd. (the "Company") with the U.S. Securities and Exchange Commission on June 5, 2017, the Company has undertaken an initiative to improve controls in its business processes and confirm the accuracy of its data relating to blocks of business acquired from Aviva USA as well as deposits earned since such acquisition. In connection with these efforts, in May 2017, the Company identified an error relating to the impact of certain inputs used to calculate certain actuarial balances, which had the result of misstating the Company's net investment earned rate used in the amortization calculation of deferred acquisition costs and the change in future policy benefits. The impact of this adjustment and other adjustments relating to each individual annual period in 2016, 2015, 2014 and 2013, as well as interim periods in 2017, 2016 and 2015 is immaterial. While the Company's management believes that this issue has been sufficiently mitigated, there is no assurance that the Company's initiative to improve its business processes and controls will not result in the discovery of further errors associated with the blocks of business acquired from Aviva USA and may have an adverse effect on the Company's financial results in the future.

The Company elected to revise its annual financial statements and schedules included in its Annual Report on Form 10-K for the year ended December 31, 2016 to correct immaterial errors identified relating to the periods disclosed therein. Such revised annual financial statements are being filed as Exhibit 99.1 hereto. The Company also elected to revise its quarterly financial statements included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2017 to correct immaterial errors identified relating to the periods disclosed therein. Such revised quarterly financial statements are being filed as Exhibit 99.2 hereto.

Item 9.01        Financial Statements and Exhibits

(d)	Exhibits
23.1.1	Consent of PricewaterhouseCoopers LLP regarding Athene Holding Ltd. financial statements.
23.1.2	Consent of PricewaterhouseCoopers Ltd. regarding Athene Holding Ltd. financial statements.
99.1	Revised 2016 Annual Report Sections:
Part II – Item 8. Financial Statements and Supplementary Data
Part IV – Item 15. Exhibits and Financial Statement Schedules
99.2	Revised 2017 Quarterly Report Section:
Part I – Item 1. Financial Statements
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENE HOLDING LTD.

Date: June 13, 2017	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1.1	Consent of PricewaterhouseCoopers LLP regarding Athene Holding Ltd. financial statements.
23.1.2	Consent of PricewaterhouseCoopers Ltd. regarding Athene Holding Ltd. financial statements.
99.1	Revised 2016 Annual Report Sections:
Part II – Item 8. Financial Statements and Supplementary Data
Part IV – Item 15. Exhibits and Financial Statement Schedules
99.2	Revised 2017 Quarterly Report Section:
Part I – Item 1. Financial Statements
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.